                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires: February 28, 2006
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                                                      hours per response...12.75

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        FARMERS & MERCHANTS BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

March 20, 2006

Dear Fellow Shareholders:

I am pleased to invite you to attend the Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc. The meeting will be held at Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on APRIL 22, 2006 AT 1:00 P.M., (LOCAL TIME).

The Board is requesting shareholder approval of two items in addition to the election of directors. The Board has approved proposed amendments to the Corporation's Articles of Incorporation to increase the number of authorized shares of the Corporation and change the vote required to amend the Corporation's Articles of Incorporation.

The meeting will also provide an opportunity to review with you the results of Farmers & Merchants Bancorp, Inc. and its subsidiaries during 2005.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. I ENCOURAGE YOU TO READ THE PROXY STATEMENT CAREFULLY AND THEN TO VOTE YOUR SHARES. IF YOU CHOOSE NOT TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS, YOU MAY VOTE BY MAIL BY SIGNING, DATING AND RETURNING THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. IF YOU HOLD SHARES OF FARMERS & MERCHANTS BANCORP, INC. COMMON STOCK DIRECTLY IN YOUR NAME, YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. IF INTERNET OR TELEPHONE VOTING IS AVAILABLE TO YOU, VOTING INSTRUCTIONS ARE PRINTED ON THE PROXY CARD SENT TO YOU.

If you do attend the meeting and desire to vote in person, you may do so even though you have previously submitted your proxy.

Please also return the attached reservation form for the sit down luncheon that will start at 12:00 Noon.

We look forward to seeing you at the meeting.

Sincerely,

Farmers & Merchants Bancorp, Inc.


-------------------------------------
Joe E. Crossgrove
Chairman of the Board

                        FARMERS & MERCHANTS BANCORP, INC.
                            307-11 NORTH DEFIANCE ST.
                            ARCHBOLD, OHIO 43502-0216
                                 (419) 446-2501

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                 APRIL 22, 2006

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc., an Ohio corporation ("Corporation"), will be held at Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on APRIL 22, 2006 AT 1:00 P.M., (LOCAL TIME), for the following purposes:

1. INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES - To amend the Corporation's Articles of Incorporation to increase the number of Common Shares that the Corporation is authorized to issue from 1,500,000 shares without par value to 6,500,000 shares without par value.

2. CHANGE THE VOTE REQUIRED TO AMEND THE ARTICLES OF INCORPORATION - To amend the Corporation's Articles of Incorporation to allow future amendment of the Articles of Incorporation of the Corporation, by a 66 2/3% vote of the shares voted, but not less than a simple majority of all of the voting power of the Corporation.

3. ELECTION OF DIRECTORS - To elect the following fourteen (14) nominees to the Board of Directors to serve until the Annual Meeting of Shareholders in 2007:

     Dexter L. Benecke
     Joe E. Crossgrove
     Steven A. Everhart
     Robert G. Frey
     Jack C. Johnson
     Dean E. Miller
     Anthony J. Rupp
     David P. Rupp, Jr.
     James C. Saneholtz
     Kevin J. Sauder
     Paul S. Siebenmorgen
     Merle J. Short
     Steven J. Wyse
     Betty K. Young

4. OTHER BUSINESS - To transact any other business which may properly come before the meeting or any adjournment of it.

The Board of Directors has fixed the close of business on March 7, 2006, as the record date for determination of shareholders who are entitled to notice of and to vote at the meeting.

                                        By Order of the Board of Directors


                                        ----------------------------------------
                                        Lydia A. Huber, Secretary

Archbold, Ohio
March 20, 2006

If the enclosed proxy statement and annual report are being delivered to two or more security holders who share the same address, and the security holders sharing the same address each desires to receive a proxy statement and annual report, or if there are more than one copy of the proxy statement and annual report being delivered to security holders who share the same address, and it is preferred to receive a single copy of such proxy statement and annual report, please notify Ms. Lydia Huber, Secretary of Farmers & Merchants Bancorp, Inc. This request should be in writing addressed to Ms. Huber at Farmers & Merchants Bancorp, Inc., 307-11 North Defiance St., Archbold, Ohio 43502-0216. If you have questions, please contact Ms. Huber by telephone at 419-446-2501.

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR FOLLOW THE VOTING INSTRUCTIONS FOR INTERNET OR TELEPHONE VOTING ENCLOSED IF YOU ARE A SHAREHOLDER OF RECORD.

SHAREHOLDERS WHOSE SHARES ARE REGISTERED IN THE NAME OF A BANK OR BROKERAGE FIRM MAY BE ELIGIBLE TO VOTE ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE. A LARGE NUMBER OF BANKS AND BROKERAGE FIRMS ARE PARTICIPATING IN THE ADP INVESTOR COMMUNICATION SERVICES ONLINE PROGRAM. THIS PROGRAM PROVIDES ELIGIBLE SHAREHOLDERS THE OPPORTUNITY TO VOTE VIA THE INTERNET OR BY TELEPHONE. VOTING FORMS WILL PROVIDE INSTRUCTIONS FOR SHAREHOLDERS WHOSE BANK OR BROKERAGE FIRM IS PARTICIPATING IN ADP'S PROGRAM.

YOU HAVE THE RIGHT TO REVOKE YOUR PROXY AND VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE. IF YOU HAVE ANY QUESTIONS PLEASE CONTACT MS. LYDIA A. HUBER, SECRETARY OF THE CORPORATION AT (419) 446-2501.

The Proxy Statement, proxy card and Farmers & Merchants Bancorp, Inc. 2005 Annual Report will be mailed to shareholders commencing on or about March 20, 2006.

                        FARMERS & MERCHANTS BANCORP, INC.

                      TABLE OF CONTENTS OF PROXY STATEMENT

                                                                         Page
                                                                      ----------
General Information about the Meeting and Voting Securities
   and Procedures..................................................            2
Proposal 1 -- to Amend the Articles of Incorporation...............            5
Proposal 2 -- to Amend the Articles of Incorporation...............            6
Proposal 3 -- Election of Directors and Information Concerning
   Directors and Officers..........................................            6
Security Ownership of Certain Beneficial Owners and Management.....            8
Committees and Compensation of the Board of Directors..............           10
Executive Compensation and Other Information.......................           13
Report of the Compensation Committee of Farmers &
   Merchants Bancorp, Inc..........................................           14
Compensation Committee Interlocks and Insider Participation........           16
Performance Graph..................................................           17
Certain Relationships and Related Transactions.....................           17
Compliance with Section 16(a) of the Securities Exchange Act
   of 1934.........................................................           18
Information Concerning Independent Accountants.....................           18
Proposals of Shareholders for Next Annual Meeting..................           19
Other Matters......................................................           19
Proposed Amended and Restated Articles of Incorporation............   Appendix A

                        FARMERS & MERCHANTS BANCORP, INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Farmers & Merchants Bancorp, Inc., an Ohio corporation ("Corporation"), to be used at the Annual Meeting of Shareholders of the Corporation, to be held at Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on April 22, 2006 at 1:00 P.M., (local time), and at any adjournments thereof, pursuant to the accompanying Notice of Meeting.

   GENERAL INFORMATION ABOUT THE MEETING AND VOTING SECURITIES AND PROCEDURES

WHO MAY VOTE AT THE MEETING?

The Board of Directors has fixed the close of business on March 7, 2006 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting. The transfer books of the Corporation will not be closed. Subject to your right to vote cumulatively in the election of directors, if properly implemented, you are entitled to one vote for each share of common stock you held on the record date, including shares:

     -    held directly in your name; and

     - held for you in an account with a broker, bank or other nominee (shares held in "street name").

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A majority of Farmers & Merchants Bancorp, Inc. outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. On the record date there were 1,299,980 shares of the Corporation's common stock, without par value ("Common Stock") outstanding, the holders of which are entitled to one vote per share, subject to the right to vote cumulatively in the election of directors, if properly implemented. Your shares are counted as present at the meeting if you:

     -    are present and vote in person at the meeting; or

     - have properly submitted a proxy card or have voted electronically or by telephone prior to the meeting.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting.

WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

There are three proposals scheduled to be voted on at the meeting, including two proposed amendments to the Corporation's Articles of Incorporation and the election of directors of the Corporation.

WHO IS REQUESTING MY VOTE?

The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Corporation and will be conducted primarily through the mail. Please mail your completed proxy in the envelope included with these proxy materials. In addition to the use of the mail, members of the Board of Directors and certain officers and employees of the Corporation or its subsidiaries may solicit the return of proxies by telephone, facsimile, and other electronic media or through personal contact. The Directors, officers and employees that participate in such solicitation will not receive additional compensation for such efforts, but will be reimbursed for out-of-pocket expenses. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy will be borne by the Corporation.

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

The approval of proposals 1 and 2 regarding the amendments to the Corporation's Articles of Incorporation requires the approval of 2/3 (66 2/3%) of the outstanding common stock of the Corporation (currently 866,653 shares). Directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that the 14 nominees who receive the largest number of "FOR" votes cast will be elected as directors. Many of the Corporation's shareholders hold their shares in "street name"--in the name of a brokerage firm. If you hold your shares in "street name," please note that only your brokerage firm can sign a proxy on your behalf. Because proposals 1 and 2 regarding the amendments to the Articles of Incorporation require approval by 66 2/3% of the outstanding shares, abstentions and broker non-votes in regard to these proposals will effectively represent a vote against the proposals. THE BOARD OF DIRECTORS URGES YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY, AND INSTRUCT THEM TO EXECUTE A PROXY ON YOUR BEHALF FOR THE ANNUAL MEETING.

HOW ARE VOTES COUNTED?

A shareholder may:

     -    Approve each proxy matter

     -    Disapprove each proxy matter

     -    Abstain from voting on each proxy matter

     -    Vote for all of the nominees for director

     -    Withhold votes on all of the nominees for director

     -    Withhold votes for one or more nominees

The laws of Ohio under which the Corporation is incorporated and the Corporation's Articles of Incorporation provide if notice in writing is given by any shareholder to the President, Vice President or the Secretary of the Corporation not less than 48 hours before the time fixed for holding a meeting of shareholders for the purpose of electing Directors, that he desires that the voting at that election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he possesses in voting for Directors. Cumulative voting rights allow shareholders to vote the number of shares owned by them times the number of directors to be elected and to cast such votes for one nominee or to allocate such votes among nominees as they deem appropriate. Shareholders will not be entitled to exercise cumulative voting unless at least one shareholder properly notifies the Corporation of their desire to implement cumulative voting at the Annual Meeting. The Corporation is soliciting the discretionary authority to cumulate votes represented by proxy, if such cumulative voting rights are exercised.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board of Directors recommends that you vote "FOR" proposals 1 and 2 and "FOR" all of the director nominees listed in proposal 3. In the absence of instruction, the proxy will be voted "FOR" the election of the management director nominees listed in this Proxy Statement, and "FOR" each of proposals 1 and 2 and in the discretion of the proxy committee for any other business that properly comes before the meeting.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

Whether you hold shares directly or in street name, you may direct your vote without attending the Annual Meeting. If you are a shareholder of record, you may vote by granting a proxy as follows:

     - By Mail - You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

     - By Phone - You may vote by phone by calling 1-866-598-8811 and following the instructions given.

     - By Internet - You may vote by internet by going to the following web site, following the instructions given and entering the requested information on your computer screen:
          https://www.proxyvotenow.com/fmao.

Your vote by phone or internet is valid as authorized by the Ohio General Corporation Law.

For shares held in street name, you should follow the voting instructions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in some cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone, or Internet, your broker or nominee will vote your shares as you have directed.

HOW DO I VOTE MY SHARES IN PERSON AT THE MEETING?

Even if you plan to attend the meeting, we encourage you to vote by mail, phone or internet so your vote will be counted if you later decide not to attend the meeting.

If you choose to vote at the Annual Meeting:

     - If you are a shareholder of record, to vote your shares at the meeting you should bring the enclosed proxy card and proof of identity.

     - If you hold your shares in street name, you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote at the meeting.

Bring the proxy (for record holders) or proof of beneficial ownership (for street name holders) such as a recent brokerage statement or a letter from your bank or broker, and proof of identity to the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

It likely means you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy.

MAY I CHANGE MY VOTE?

Yes. The proxy may be revoked at any time before it is voted by written notice to the Corporation prior to the start of the meeting, and any shareholder attending the meeting may vote in person whether or not he has previously submitted a proxy.

WHEN WILL THE PROXY AND ANNUAL REPORT BE MAILED TO SHAREHOLDERS?

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy are being mailed to the Corporation's shareholders on or about March 20, 2006.

HOW MANY SHARES ARE OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

All Directors and Executive Officers of the Corporation as a group (comprised of 18 individuals), beneficially held 76,294 shares of the Corporation's common stock as of March 7, 2006, representing 5.87% of the outstanding common stock of the Corporation.

      GENERAL OVERVIEW OF PROPOSALS TO AMEND THE ARTICLES OF INCORPORATION

The Board of Directors has voted to recommend two amendments to the Articles of Incorporation. Proposal 1 is to increase the number of authorized common shares from 1,500,000 shares to 6,500,000 shares. Proposal 2 is to provide for amendment of the Articles of Incorporation in the future by the affirmative vote of 66 2/3% of the number of votes cast, provided such is at least a simple majority of all the voting power of the Corporation. On the attached Proxy, shareholders are given the right to vote for these proposals separately.

                                   PROPOSAL 1

    PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
                            AUTHORIZED COMMON SHARES

The Board is proposing to increase the number of authorized shares of the Corporation from 1,500,000 to 6,500,000. Each share will continue to be without par value. As of March 7, 2006, the Corporation had 1,500,000 shares authorized, 1,299,980 of which were outstanding, with 20 shares held by the Corporation as treasury stock. The Board of Directors has expressed its intent to declare a 4 for 1 stock split in the event that this proposed amendment is adopted by the shareholders. The Board of Directors feels that a stock split is appropriate at this time to reduce the per share trading value of its stock in an effort to make shares more affordable and increase liquidity. In the event of such split, the Corporation would have 5,199,920 shares outstanding and 1,300,080 shares available for future issuance. Any issuance of such shares could only be completed upon compliance with the legal preemptive rights of stockholders. Certain issuances of shares by the Corporation are exempt from preemptive rights under Ohio law. Two of the important exceptions to preemptive rights include the issuance of shares for other than money and the sale of treasury shares, which are shares previously outstanding that are purchased by the Corporation. The exception permitting the issuance of shares for other than money would apply to the issuance of shares to shareholders of another financial institution in an acquisition by the Corporation, or the issuance of shares for services. The exception permitting sale of treasury shares would allow the Corporation to resell shares it acquires from shareholders, for any proper corporate purpose. Approval of Proposal 1 would permit the Corporation's Board of Directors to issue shares, subject to the preemptive rights of shareholders, or pursuant to a legal exception from such rights. Issuances of shares without compliance with the preemptive rights of shareholders pursuant to a legal exception to such rights may be dilutive to shareholders pro rata ownership.

The full text of the proposed amended Article Fourth is attached to this proxy statement as Exhibit A.

THE ADOPTION OF PROPOSAL 1 REQUIRES THE AFFIRMATIVE VOTE OF 66-2/3% OF THE TOTAL VOTING POWER OF THE CORPORATION OR 866,653 SHARES.

                                   PROPOSAL 2

         REVISIONS TO ALLOW THE ARTICLES OF INCORPORATION TO BE AMENDED
              BY THE AFFIRMATIVE VOTE OF 66 2/3% OF THE VOTES CAST,
                       BUT NOT LESS THAN A MAJORITY OF THE
                        VOTING POWER OF THE CORPORATION.

Section 1701.71 of the Ohio Revised Code requires the affirmative approval of 66 2/3% of all of the voting power of a corporation to amend its articles of incorporation. This requirement effectively counts as a "no" vote all shares for which there is no response and all "abstain" votes. The Board of Directors has approved a proposed amendment to the Articles of Incorporation reducing the vote required to amend the Articles to the affirmative vote of 66 2/3% of the votes cast at a meeting, but not less than a simple majority of all of the voting power of the corporation. The Board of Directors has proposed this amendment in response to the difficulty of obtaining approval of amendments to the Corporation's Articles of Incorporation due to the high number of instances in which shareholders do not vote at all, caused in part by the number of shares of the Corporation held by brokers "in street name." The proposed amendment to the Corporation's Articles of Incorporation will have the effect of allowing proposals to amend the Corporation's Articles of Incorporation to pass with the affirmative vote of 66 2/3% of the shares voted, provided that such shares voted in favor of the amendment represent at least a simple majority of the total voting power of the Corporation. For example, assuming that the number of outstanding shares of the Corporation representing all of the voting power were to remain at 1,299,980, a proposal to amend the Articles of Incorporation receiving 1,000,000 votes, of which 800,000 were cast "For" the amendment and 200,000 were cast "Against" the amendment or "Abstain," the proposal would fail under the present vote requirement because 66 2/3% of the total voting power of the Corporation is presently represented by 866,653 shares. Under the proposed amendment contained in Proposal 2 the proposal would pass because 800,000 shares represents more than 66 2/3% of the 1,000,000 shares voted, or 666,667 shares, and represents more than simple majority of all of the voting power of the Corporation, or 649,991 shares.

Since the original incorporation of the Corporation in 1985, the Corporation's Articles of Incorporation have contained a "supermajority vote" requirement to approve certain "business combinations" as set forth in Article Sixth of the Articles of Incorporation. The adoption of Proposal 2 continues the requirement, as is required by Ohio law, that any amendment of Article Sixth requires the affirmative vote of the same "supermajority" that would be required to approve a transaction under the requirements of Article Sixth.

The full text of the proposed amended Article Ninth is attached to this proxy statement as Exhibit A.

THE ADOPTION OF PROPOSAL 2 REQUIRES THE AFFIRMATIVE VOTE OF 66 2/3% OF THE TOTAL VOTING POWER OF THE CORPORATION OR 866,653 SHARES.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVES AND RECOMMENDS TO THE SHAREHOLDERS THE ADOPTION OF PROPOSALS 1 AND 2, WHICH WILL RESULT IN THE AMENDMENT OF THE CORPORATION'S ARTICLES OF INCORPORATION AS SET FORTH IN APPENDIX A TO THIS PROXY STATEMENT.

                                   PROPOSAL 3

     ELECTION OF DIRECTORS AND INFORMATION CONCERNING DIRECTORS AND OFFICERS

The Code of Regulations of Farmers & Merchants Bancorp, Inc. provides that the number of Directors to be elected at the Shareholder Meeting will be determined by the vote of the shareholders, but shall not be less than nine or greater than twenty. Currently, the number of Directors is set at fourteen. Set forth below, as of the record date, is information concerning the nominees for the election to the Board of Directors. The following persons have been nominated as directors by the Board of Directors to serve until the annual meeting of shareholders in 2007:

                                                                                  YEAR FIRST
                                             PRINCIPAL OCCUPATION OR                BECAME
       NAME                 AGE          EMPLOYMENT FOR PAST FIVE YEARS            DIRECTOR
       ----                 ---   ---------------------------------------------   ----------
Dexter L. Benecke            63   President, Freedom Ridge, Inc.                     1999

Joe E. Crossgrove(1)         69   Chairman of the Corporation and The Farmers &      1992
                                  Merchants State Bank

Steven A. Everhart           51   Secretary/Treasurer, MBC Holdings, Inc.            2003

Robert G. Frey               65   President, E. H. Frey & Sons, Inc.                 1987

Jack C. Johnson              53   President, Hawk's Clothing, Inc.                   1991

Dean E. Miller               62   President, MBC Holdings, Inc.                      1986

Anthony J. Rupp(2)           56   President, Rupp Furniture Co.                      2000

David P. Rupp, Jr. (2)(3)    64   Attorney                                           2001

James C. Saneholtz           59   President, Saneholtz-McKarns, Inc.                 1995

Kevin J. Sauder              45   President, Chief Executive Officer,                2004
                                  Sauder Woodworking Co.

Merle J. Short               65   President, ProMow, Inc.                            1987

Paul S. Siebenmorgen(4)      56   President and CEO of the Corporation and           2005
                                  Farmers & Merchants State Bank

Steven J. Wyse               61   Private Investor                                   1991

Dr. Betty K. Young           50   President, Northwest State                         2005
                                  Community College

----------
(1)) Mr. Crossgrove was President and CEO of the Corporation and the Bank prior to February 18, 2005 when he was named to the position of Chairman.

(2) Anthony J. Rupp and David P. Rupp Jr., both of whom are being nominated to the Board of Directors, are brothers.

(3) David P. Rupp Jr. is an attorney with membership in the law firm of Plassman, Rupp, Short, & Hagans of Archbold, Ohio. The law firm has been retained by the Corporation, and its subsidiaries, during the past twenty years and is to be retained currently.

(4) Mr. Siebenmorgen became the President and CEO of the Corporation and the Bank effective February 18, 2005. From June, 2004 to February 18, 2005 he was Senior Executive Vice President and Chief Lending Officer of the Bank and was not a member of the Board of Directors of the Corporation or the Bank. Prior to joining the Corporation in June of 2004 Mr. Siebenmorgen was Senior Vice President of Lincoln Bank, Plainfield, Indiana.

Other than the relationship between Mr. Anthony J. Rupp and David P. Rupp, Jr. noted above, there are no family relationships among any of the directors, nominees for election as directors and executive officers of the Corporation.

While it is contemplated that all nominees will stand for election, and the nominees have confirmed this with the Corporation, if one or more of the nominees at the time of the annual meeting should be unavailable or unable to serve as a candidate for election as a director of the Corporation, the proxies reserve full discretion to vote the common shares represented by the proxies for the election of the remaining nominees and any substitute nominee(s) designated by the Board of Directors. The Board of Directors knows of no reason why any of the above-mentioned persons will be unavailable or unable to serve if elected to the Board. Under Ohio law and the Corporation's Code of Regulations, the fourteen nominees receiving the greatest number of votes will be elected as directors. The attached form of proxy grants to the persons listed in such proxy the right to vote shares cumulatively in the election of directors if a shareholder properly implements cumulative voting.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS TO SHAREHOLDERS THE ELECTION OF THE ABOVE-LISTED PERSONS AS DIRECTORS FOR THE CORPORATION
--------------------------------------------------------------------------------

The following table sets forth certain information with respect to the executive officers of the Corporation and the Bank:

                               OFFICER   POSITIONS AND OFFICES HELD WITH CORPORATION AND
      NAME               AGE    SINCE    THE BANK & PRINCIPAL OCCUPATION HELD PAST FIVE YEARS
      ----               ---   -------   ----------------------------------------------------
Joe E. Crossgrove         69     1964    Chairman (1)

Paul S. Siebenmorgen      56     2004    President and CEO (2)

Edward A. Leininger       49     1981    Executive Vice President and Chief Operating Officer, was Senior
                                         Commercial Loan Officer until July 2004, and was
                                         EVP - Commercial Loans, until April 2001

Rex D. Rice               47     1984    Executive Vice President and Senior Commercial Loan Officer,
                                         was Chief Lending Officer until July 2004

Barbara J. Britenriker    44     1992    Executive Vice President and Chief Financial Officer,
                                         was Senior Vice President until
                                         September 2004, was Vice President until April 2002

Richard J. Lis            64     2005    Executive Vice President and Chief Lending Officer

----------
(1)  President & CEO from 1997 until February 18, 2005.

(2) Mr. Siebenmorgen became the President and CEO effective February 18, 2005. Mr. Siebenmorgen was hired as the Senior Executive Vice President and Chief Lending Officer of the Bank in June 2004.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned at March 7, 2006 by each director and nominee, and all directors and executive officers as a group. As of the date of this Proxy Statement, management is not aware of any person who beneficially owns more than five percent of the Corporation's common stock.

Beneficial Ownership of
Nominees for Director and          Amounts of Shares of Common
Named Executive Officers            Stock Beneficially Owned     Percent of Total
-------------------------          ---------------------------   ----------------
Directors:
   Dexter L. Benecke                       1,756(1)                     .14%
   Joe E. Crossgrove                       2,600                        .20
   Steven A. Everhart                      1,000(2)                     .08
   Robert G. Frey                          4,945(3)                     .38
   Jack C. Johnson                           310                        .02
   Dean E. Miller                          9,190(4)                     .71
   Anthony J. Rupp                         3,005(5)                     .23
   David P. Rupp Jr.                      17,377(6)                    1.34
   James C. Saneholtz                        525                        .04
   Kevin J. Sauder                           936(7)                     .07
   Merle J. Short                          5,540(8)                     .43
   Paul S. Siebenmorgen                    1,354(9)                     .10
   Steven J. Wyse                         25,476(10)                   1.96
   Betty K. Young                            100                        .01

Executive Officers:
   Barbara J. Britenriker                    313(13)(15)                .02
   Edward A. Leininger                     1,240(11)(15)                .10%
   Richard J. Lis                             65(14)(15)                .01
   Rex D. Rice                               562(12)(15)                .04

Directors and Executive Officers
   as a Group (18 Persons)                76,294                       5.87%

----------
(1) Includes 140 shares of common stock owned jointly with Mr. Benecke's spouse and 333 shares of common stock owned individually by his spouse.

(2) Includes 1,000 shares of common stock owned jointly with Mr. Everhart's spouse.

(3) Includes 150 shares of common stock owned individually by Mr. Frey's spouse.

(4) Includes 3,945 shares of common stock owned individually by Mr. Miller's spouse.

(5) Includes 298 shares of common stock owned individually by Mr. Rupp's spouse.

(6) Includes 925 shares owned by a church of which Mr. Rupp serves on the endowment committee, 925 shares owned by a foundation of which Mr. Rupp is a board member and 10,327 shares owned by a limited liability company of which Mr. Rupp is the sole manager, but has no financial interest. Mr. Rupp disclaims beneficial ownership of all 12,077 of these shares.

(7) Includes 468 shares of common stock owned individually by Mr. Sauder's spouse.

(8) Includes 2,995 shares of common stock owned individually by Mr. Short's spouse.

(9) Includes 300 shares of common stock owned individually by Mr. Siebenmorgen's spouse.

(10) Includes 12,738 shares of common stock owned individually by Mr. Wyse's spouse.

(11) Includes 1,200 shares of common stock owned jointly with Mr. Leininger's spouse.

(12) Includes 522 shares of common stock owned jointly with Mr. Rice's spouse.

(13) Includes 273 shares of common stock owned jointly with Ms. Britenriker's spouse.

(14) Includes 25 shares of common stock owned jointly with Mr. Lis's spouse.

(15) All shares represent restricted stock awards pursuant to the Corporation's Long Term Incentive Plan and all of such shares vest on August 19, 2008.

              COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

The following table summarizes the membership of the Board of Directors and each of its committees, and the number of times each met during 2005.

                                                                           NOMINATING/
                                                                            CORPORATE
                        BOARD   AUDIT COMMITTEE   COMPENSATION COMMITTEE    GOVERNANCE
                       ------   ---------------   ----------------------   -----------
Dexter L. Benecke      Member        Member               Member
Joe E. Crossgrove      Member
Steven A. Everhart     Member        Member
Robert G. Frey         Member                                                 Member
Jack C. Johnson        Member                             Member
Dean E. Miller         Member                             Member
Anthony J. Rupp        Member                                                 Member
David P. Rupp Jr.      Member
James C. Saneholtz     Member        Member
Kevin J. Sauder        Member                             Member              Member
Merle J. Short         Member        Member                                   Member
Paul S. Siebenmorgen   Member
Steven J. Wyse         Member                             Member              Member
Betty K. Young         Member                                                 Member
NUMBER OF MEETINGS
   IN 2005                 12            12                    5                   4

The directors of Farmers & Merchants Bancorp, Inc. are also the directors of The Farmers & Merchants State Bank.

During 2005, each director attended 75% or more of the total meetings of the Board and the committees on which they served (held during the period that each served as a director) of the Corporation and Farmers & Merchants State Bank, the primary operating subsidiary of the Corporation, except for Steven J. Wyse who attended 54.4% of such meetings.

Directors of The Farmers & Merchants State Bank are each paid a monthly retainer of $500. In addition, each Director receives $400 for each meeting of the Board of Directors attended and additional amounts for committee meetings ranging from $200 to $400 based upon the demands of the committee on which the Director serves.

The Board of Directors of the Corporation's bank subsidiary has an Executive Salary Committee that also acts as the Compensation Committee for the Corporation, which is responsible for establishing salary levels and benefits for its executive officers. In determining the compensation of the executive officers of the Corporation's subsidiaries, the subsidiaries have sought to create a compensation program that relates compensation to financial performance, recognizes individual contributions and achievements, and attracts and retains outstanding executive officers.

The Corporation has a Nominating and Corporate Governance Committee which was responsible for the recommendation to the full Board of Directors of the proposed Amendments to the Corporation's Articles of Incorporation presented at this years' annual meeting.

The Corporation also has an Audit Committee established in accordance with 15 U.S.C. 78c(a)(58)(A). The function of the Audit Committee is to review the adequacy of the Corporation's system of internal controls, to investigate the scope and adequacy of the work of the Corporation's independent public accountants and to recommend to the Board of Directors a firm of accountants to serve as the Corporation's independent public accountants.

CORPORATE GOVERNANCE

Starting in 2003, the Corporation reviewed its corporate governance policies as a matter of good business practices and in light of the passage of the Sarbanes-Oxley Act of 2002 ("Sarbanes Oxley") and regulations promulgated by the Securities and Exchange Commission ("SEC") and listing standards adopted by NASDAQ. While the corporate governance requirements set forth in the NASDAQ listing standards are not applicable to the Corporation because it is not listed on NASDAQ, the Corporation decided to implement most of those corporate governance policies to encourage appropriate conduct among the members of its Board of Directors, officers and employees and to assure that the Corporation operates in an efficient and ethical manner.

The Board of Directors has adopted charters for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The members of each of these three committees are currently, and under the terms of the respective charters, will continue to be "independent" pursuant to standards adopted by NASDAQ. Further, the Board of Directors has determined that under the NASDAQ "independence" standards, a majority of the members of the Board of Directors are currently independent. Copies of the Charters for each of these Committees were included in the proxy statement of the Corporation for 2004 and are available upon request from the Corporation. Shareholders desiring a copy of one or all of the Charters should address written requests to Ms. Lydia A. Huber, Secretary of Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502.

The Board of Directors has adopted a Code of Business Conduct and Ethics (the "Code"). The Code applies to all officers, directors and employees of the Corporation and the Bank. The administration of the Code has been delegated to the Audit Committee of the Board of Directors, a Committee comprised entirely of "independent directors." The Code addresses topics such as compliance with laws and regulations, honest and ethical conduct, conflicts of interest, confidentiality and protection of Corporation assets, fair dealing and accurate and timely periodic reports, and also provides for enforcement mechanisms. The Board and management of the Corporation intend to continue to monitor not only the developing legal requirements in this area, but also the best practices of comparable companies, to assure that the Corporation maintains sound corporate governance practices in the future.

A copy of the Corporation's Code is available on the website of the Bank (www.fm-bank.com). In addition, a copy of the Code is available to any shareholder free of charge upon request. Shareholders desiring a copy of the Code should address written requests to Ms. Lydia A. Huber, Secretary of Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502, and are asked to mark Code of Business Conduct and Ethics on the outside of the envelope containing the request.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors submits the following report on the performance of its responsibilities for the year 2005. The purposes and responsibilities of the Committee are elaborated in the Committee charter. The Board of Directors has determined that Steven A. Everhart, one of the members of the Audit Committee, is a "financial expert" as defined under the regulations promulgated under the Sarbanes-Oxley Act discussed above. Mr. Everhart and all of the other members of the Audit Committee have been determined by the Board of Directors to be "independent" under the listing standards adopted by the NASDAQ Stock Market.

Management of the Corporation has primary responsibility for the financial statements and the overall reporting process, including the Corporation's system of internal controls. The independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). This audit serves as a basis for the auditors' opinion in the annual report to shareholders addressing whether the financial statements fairly present the Corporation's financial position, results of operations and cash flows. The Audit Committee's responsibility is to monitor and oversee these processes.

In reviewing the independence of the Corporation's outside auditors, the Committee has received from Plante & Moran, PLLC the written disclosures and a letter regarding relationships between Plante & Moran, PLLC. and its related entities and the Corporation and its related entities and has discussed with Plante & Moran, PLLC its independence from the Corporation as required by Independence Standards Board Standard No. 1. As part of this review, the Committee considered whether the non-audit services provided by Plante & Moran, PLLC to the company during 2005 were compatible with maintaining Plante & Moran, PLLC's independence.

In fulfilling its responsibilities relating to the Corporation's internal control, accounting and financial reporting policies and auditing practices, the Committee has reviewed and discussed with management and Plante & Moran, PLLC the Corporation's audited financial statements for 2005. In this connection, the Committee has discussed with Plante & Moran, PLLC its judgments about the quality, in addition to the acceptability, of the Corporation's accounting principles as applied in its financial reporting, as required by Statement on Auditing Standards No. 61. Based on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on SEC Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee:

     Steven A. Everhart, Chairman
     Dexter L. Benecke
     James C. Saneholtz
     Merle J. Short

NOMINATIONS FOR MEMBERS OF THE BOARD OF DIRECTORS

As noted above under "Corporate Governance", the Corporation established a Nominating and Corporate Governance committee. The current members of the Committee all are "independent" directors (as defined by NASDAQ). The Nominating and Corporate Governance Committee has developed a policy regarding the consideration of nominations for directors by shareholders. The policy in posted on the Bank's website for review by shareholders. As outlined in its policy the Nominating and Corporate Governance Committee will consider nominations from shareholders, although it does not actively solicit such nominations. Proposed nominations should be addressed to Chairman of the Nominating and Corporate Governance Committee of Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502. The identification and evaluation of all candidates for nominee to the Board of Director are undertaken on an ad hoc basis within the context of the Corporation's strategic initiatives at the time a vacancy occurs on the Board. In evaluating candidates, the Committee considers a variety of factors, including the candidate's integrity, independence, qualifications, skills, experience (including experiences in finance and banking), familiarity with accounting rules and practices, and compatibility with existing members of the Board. Other than the foregoing, there are no stated minimum criteria for nominees, although the Committee may consider such other factors as it may deem at the time to be in the best interest of the Company and its shareholders, which factors may change from time to time.

The Nominating and Corporate Governance Committee also has been designated by the Corporation's Corporate Governance Guidelines to receive, review and respond, as appropriate, to communications concerning the

Corporation from employees, officers, shareholders and other interested parties that such parties want to address to non-management members of the Board of Directors. Shareholders that want to direct such questions to the non-management members of the Board of Directors should address them to the Chairman of the Nominating and Corporate Governance Committee, Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502.

The Corporation's Corporate Governance Guidelines also contain a provision stating that it is expected that all members of the Board of Directors shall attend the Annual Meeting of Shareholders. All of the members of the Board of Directors attended the 2005 Annual Meeting of Shareholders.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table shows, for fiscal years ended December 31, 2005, 2004 and 2003, the cash compensation paid by the Corporation and its subsidiaries, as well as, certain other compensation paid or accrued for those years, to Paul S. Siebenmorgen, the President and Chief Executive Officer of the Corporation and the other four highest paid executive officers.

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                               --------------------------------------------   -------------------------
                                                                   OTHER      RESTRICTED
                                                                  ANNUAL         STOCK       ALL OTHER
                                                               COMPENSATION     AWARDS     COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR   SALARY ($)   BONUS ($)      ($)(1)        ($)(2)        ($)(3)
---------------------------    ----   ----------   ---------   ------------   ----------   ------------
Joe E. Crossgrove(4)           2005     180,394      64,495                                    23,449
   Chairman                    2004     179,700      60,349                                    22,516
                               2003     163,200      40,233                                    19,590

Paul S. Siebenmorgen(5)        2005     187,930      92,004                     11,500         16,638
   President                   2004      75,000      20,000       30,000
   & Chief Executive Officer

Edward A. Leininger            2005     137,600      52,205                      4,600         18,064
   Executive Vice President    2004     124,284      33,178                                    15,578
                               2003     104,988      20,471                                    11,884

Rex  D. Rice                   2005     137,600      52,205                      4,600         16,688
   Executive Vice President    2004     124,284      33,178                                    14,336
                               2003     104,988      20,471                                    11,359

Barbara J. Britenriker         2005     137,600      52,205                      4,600         16,688
   Executive Vice President    2004     120,522      32,173                                    13,865
                               2003      91,740      17,888                                     9,350

(1) No incidental benefits accrue to officers which, in the opinion of management, are not job related, normal and appropriate in connection with the conduct of the bank subsidiary's business affairs.

(2) All restricted stock grants made during 2005 to the named executive officers vest on August 19, 2008. Dividends are paid in cash, without any preferential treatment, on the same terms and on the same date applicable to all commons shares of the Corporation.

(3) Included in other compensation is the annual cost attributable to contributions to the 401(k) profit sharing plan.

(4) Salary to Joe E. Crossgrove includes directors' fees of $10,400 for 2005, $10,300 for 2004, and $9,200 for 2003.

(5) 2005 Base Salary for Mr. Siebenmorgen includes $9,500 in director fees. Amounts shown as 2004 "Other Annual Compensation" includes $30,000 paid to Mr. Siebenmorgen in a stock grant made in connection with his acceptance of employment with the Corporation. The compensation paid to Mr. Siebenmorgen during 2004 was for a partial year as he started with the Corporation in June 2004.

RETIREMENT PLANS

The Bank has established a 401(k) profit sharing plan that allows eligible employees to save at a minimum one percent of eligible compensation on a pre-tax basis, subject to certain Internal Revenue Service limitations. The Bank will match 50% of employee 401(k) contributions up to four percent of total eligible compensation. In addition the Bank may make a discretionary contribution from time to time as is deemed advisable. A participant is 100% vested in the participant's deferral contributions. A six-year vesting schedule applies to employer discretionary contributions and employee matching contributions.

In order to be eligible to participate, the employee must be 21 years of age, have completed six months of service, work 1,000 hours in the plan year and be employed on the last day of the year. Entry dates have been established at January 1 and July 1 of each year.

The plan calls for only lump-sum distributions upon either termination of employment, retirement, death or disability.

LONG-TERM INCENTIVE COMPENSATION PLAN.

The Corporation has adopted the Farmers & Merchants Bancorp, Inc. 2005 Long-Term Stock Incentive Plan (the "Plan"). The Plan permits the grant of incentive awards in the form of options, restricted stock, performance shares, and unrestricted stock to employees of the Corporation or a subsidiary of the Corporation. During 2005 the Board made awards of 1,000 shares of restricted stock to 38 officers of The Farmers & Merchants State Bank under the terms of the Plan.

CHANGE OF CONTROL AGREEMENTS

The Corporation has entered into Change in Control Severance Compensation Agreements with its executive officers, Mr. Siebenmorgen, Mr. Leininger, Mr. Rice, Ms. Britenriker and Mr. Lis. These Agreements provide for payment of an amount equal to one year's compensation to the executives in the event that their employment is terminated in connection with a "change in control" as defined in the Agreements. No payments will be made in such event if the executive is terminated "for cause."

    REPORT OF THE COMPENSATION COMMITTEE OF FARMERS & MERCHANTS BANCORP, INC.

Under rules established by the Securities and Exchange Commission (the "SEC"), the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's President and Chief Executive Officer and, if applicable, the four other most highly compensated Executive Officers, whose compensation exceeded $100,000 during the Corporation's fiscal year. The disclosure includes the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting such officers. The Compensation Committee of the Corporation has the responsibility of determining the compensation policy and practices with respect to all Executive Officers. At the direction of the Board of Directors, the Compensation Committee of the Corporation has prepared the following report for inclusion in the Proxy Statement.

This report reflects the Corporation's compensation philosophy as endorsed by the Compensation Committee. Each year, the Compensation Committee sets a salary for its Executive Officers by reviewing the performance of each officer, as well as, by making compensation comparisons with banks of similar size in order to determine whether such salary levels are adequate to attract and retain qualified Executive Officers. To assess the compensation paid in other financial institutions, the Committee relied upon the 2004 Crowe Chizek Ohio Financial Institutions Compensation Survey and the 2004 Proxy information for area publicly traded financial institutions. The Compensation Committee determines the level of compensation for all Executive Officers. Mr. Joe E. Crossgrove, Chairman, and Mr. Paul S. Siebenmorgen, President and Chief Executive Officer, both attend the Compensation Committee meetings and have input into the compensation levels for all employees and Executive Officers, except themselves.

     The executive compensation program of the Corporation has been designed to:

          - Support a pay-for-performance policy that rewards Executive Officers for corporate performance.

          -    Motivate Executive Officers to achieve strategic business goals.

          - Provide competitive compensation opportunities critical to the Corporation's long-term success.

The Compensation Committee approved compensation increases for all Executive Officers of the Corporation during 2005. Executive Officer salary increase determinations are based upon an evaluation of each executive's performance against goals set in the prior year. The Committee has determined that a significant portion of executive compensation should be payable in an annual cash incentive which shall be based principally upon the financial performance of the Corporation. The results of the implementation of the policy are discussed below.

There are three components of the compensation program for all Executive Officers of the Corporation's subsidiary, The Farmers & Merchants State Bank (the "Bank"), a base salary component and a discretionary cash incentive component, which is determined by the Board of Directors in December of each year and a Restricted Stock Award determined by the Board of Director's at mid-year. The Corporation does not have any employees that are not also employees of the Bank. The cash incentive for Executive Officers is based upon two criteria. The first is return on average assets ("ROA") of the Bank. If the ROA of the Bank equals the average ROA of the Bank for the prior 10 years, the Executive Officer receives the full cash incentive amount established. If the ROA is above 1%, but below such 10-year average, a prorated portion of the cash incentive is paid. No cash incentive is paid if the Bank's ROA for the applicable year is less than 1%. For the Executive Officers, the cash incentive is paid before the end of the first quarter of the year following the year in which it is earned. The ROA for the Bank on which the incentive was based in 2005 was 1.19%, an amount higher than the 10 year average of 1.11%. Thus the formula for the cash incentive was adjusted upward for this component.

The second criterion used in determining the cash incentive to be paid to Executive Officers is whether the earnings per share for the Corporation reaches a three-year 6% annual compound growth rate. If such growth rate is less than 6%, that component of the formula for Executive Officers is adjusted downward. For 2005, the growth rate was projected to be 5.07% for purposes of determining the cash incentive.

The method used to calculate the cash incentive is different for Executive Officers, officers that are not Executive Officers and non-officer employees. The methodology used for Executive Officers is described above. For other officers, their cash incentive is based upon the Bank's ROA and whether they attain pre-established goals. For non-officers, the cash incentive is based solely upon the Bank's ROA.

The Compensation Committee met on November 16, 2005 and affirmed the cash incentives for the Executive Officers for 2005. These amounts are included in the compensation of the named executive officers set forth in this proxy statement under the heading "Executive Compensation and Other Information." Base salary adjustments effective as of January 1, 2006 were increased approximately 5.0% for Executive Officers.

     Respectfully submitted by the Members of the Compensation Committee:

     Jack C. Johnson, Chairman
     Dexter L. Benecke
     Dean E. Miller
     Kevin J. Sauder
     Steven J. Wyse

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2005, the following individuals served as members of the Compensation
Committee: Jack C. Johnson, Chairman, Dexter L. Benecke, Dean E. Miller, Kevin
J. Sauder and Steven J. Wyse. Some of the Directors who served on the Compensation Committee, and the companies with which they are associated, were customers of and have had banking transactions with the Bank in the ordinary course of the Bank's business in the past and up to the present time. All loans and commitments for loans included in such transactions were made on substantially the same terms including interest rates and collateral as were prevailing at the time for comparable transactions with other persons. In the opinion of the Board of Directors of the Bank, these loans and commitments for loans do not involve more than a normal risk of collectibility or present other unfavorable features.

The Corporation and/or the Bank have had, and expect to have in the future, banking transactions in the ordinary course of its business with such directors, and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. It is intended that such transactions will not involve more than the normal risk of collectibility or present other unfavorable features.

                                PERFORMANCE GRAPH

Below is a line-graph presentation comparing the cumulative total shareholder returns for the Corporation, an index for NASDAQ Stock Market (U.S. Companies) comprised of all domestic common shares traded on the NASDAQ National Market System and the NASDAQ Bank Index for the five-year period ended December 31, 2005. The chart compares the value of $100 invested in the Corporation and each of the indices and assumes investment on December 31, 2000 with all dividends reinvested.

The Board of Directors recognizes that the market price of stock is influenced by many factors, only one of which is performance. The stock price performance shown on the graph is not necessarily indicative of future performance.

        COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMONG FARMERS &
          MERCHANTS BANCORP, INC., THE NASDAQ INDEX AND THE NASDAQ BANK
                 INDEX FOR FISCAL YEAR ENDING DECEMBER 31, 2005

                               (PERFORMANCE GRAPH)

* ASSUMES INVESTMENT OF $100 ON DECEMBER 31, 2000 AND THE REINVESTMENT OF ALL DIVIDENDS.

                                       2000      2001      2002      2003      2004      2005
                                     -------   -------   -------   -------   -------   -------
FARMERS & MERCHANTS, BANCORP, INC.   $100.00   $109.67   $ 98.54   $104.17   $105.75   $ 86.58
NASDAQ INDEX                         $100.00   $ 79.20   $ 54.49   $ 82.08   $ 89.55   $ 91.42
NASDAQ BANK INDEX                    $100.00   $112.53   $120.38   $159.61   $181.05   $177.46

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Directors and principal officers of the bank subsidiary and their associates were customers of, and had transactions with, the bank subsidiary in the ordinary course of business during the year 2005. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the Board of Directors and the Bank, do not involve more than normal risk of collectibility or present other unfavorable features. As of the date hereof, all of such loans were performing loans.

David P. Rupp Jr. is an attorney with membership in the law firm of Plassman, Rupp, Short, & Hagans of Archbold, Ohio. The law firm has been retained by the Corporation and its subsidiaries during the past twenty years and is expected to be retained currently. During 2005 the Corporation paid $55,727 in total fees to Plassman, Rupp, Short, & Hagans.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Corporation the Corporation believes that during 2005 all Section 16(a) filing requirements applicable to its officers and Directors were complied with.

                 INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

The firm of Plante & Moran, PLLC, ("Plante & Moran") independent certified public accountants, has been retained by the Audit Committee on behalf of the Corporation as auditors of the Corporation and its subsidiaries for the current year. Plante & Moran was engaged to provide independent audit services for the Corporation and its subsidiaries and to provide certain non-audit services including advice on accounting, tax and reporting matters. The Board of Directors expects that a representative of Plante & Moran will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors has reappointed the firm of Plante & Moran to be auditors of the Corporation and its subsidiaries for the calendar year ending December 31, 2006. The Corporation has been advised by Plante & Moran that no member of that firm has any financial interest, either direct or indirect, in the Corporation or its subsidiaries, other than as a depositor, and it has no connections with the Corporation or its subsidiaries in any capacity other than that of public accountants.

Plante & Moran billed the aggregate fees shown below for audit, audit related matters, tax and other services rendered to the Corporation and its subsidiaries for the years 2004 and 2005. Audit fees include fees billed in connection with the audit of the Corporation's annual financial statements, fees billed for the review of the unaudited financial statements contained in the Corporation's periodic reports on Form 10-Q, as filed with the Securities and Exchange Commission and assistance in compliance with the internal control requirements mandated by Section 404 of Sarbanes Oxley. Audit related fees include review of the business continuity plan (disaster recovery) and review of mortgage servicing and allowance for loan and lease losses. Tax consulting services included assistance regarding franchise tax and federal income tax planning.

Plante & Moran and its affiliates billed the following amounts to the Corporation and its subsidiaries during 2004 and 2005, respectively for audit, audit related fees, tax fees and all other fees:

                     PLANTE & MORAN - 2004   PLANTE & MORAN - 2005
                     ---------------------   ---------------------
AUDIT FEES                  $121,560                $290,063
AUDIT RELATED FEES            18,489                   2,200
TAX FEES
   PREPARATION                24,275                  18,175
   CONSULTING                 11,625                   3,400
ALL OTHER FEES                   -0-                     600
TOTAL                       $175,949                $314,438

The Audit Committee of the Corporation considered and concluded that the provision for non-audit services by Plante & Moran, PLLC and its affiliates was compatible with maintaining the independent auditors' independence. The Audit Committee of the Corporation will pre-approve all services to be provided to the Corporation by Plante & Moran. All the services noted above were approved by the Audit Committee.

                PROPOSALS OF SHAREHOLDERS FOR NEXT ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2007 Annual Shareholders' Meeting must be received at the Corporation's offices at 307-11 North Defiance Street, Archbold, Ohio 43502, prior to November 20, 2006 for inclusion in the proxy statement and form of proxy. Proposals from shareholders for next year's annual meeting received by the Corporation after February 1, 2007 will be considered untimely. With respect to such proposals, the Corporation will vote all shares for which it has received proxies in the interest of the Company as determined in the sole discretion of its Board of Directors. The Corporation also retains its authority to discretionarily vote proxies with respect to shareholder proposals received by the Company after November 20, 2006 but prior to February 1, 2007, unless the proposing shareholder takes the necessary steps outlined in Rule 14a-4(c)(2) under the Securities Exchange Act of 1934 to ensure the proper delivery of proxy materials related to the proposal.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters that are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on such matters.

A COPY OF THE CORPORATION'S ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2005 IS ENCLOSED. A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR 2005, WITH EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("2005 10-K"), IS AVAILABLE TO ANY SHAREHOLDER FREE OF CHARGE. SHAREHOLDERS DESIRING A COPY OF THE 2005 10-K SHOULD ADDRESS WRITTEN REQUESTS TO MS. BARBARA J. BRITENRIKER, CHIEF FINANCIAL OFFICER OF FARMERS & MERCHANTS BANCORP, INC., 307-11 NORTH DEFIANCE STREET, ARCHBOLD, OHIO 43502, AND ARE ASKED TO MARK "2005 10-K REQUEST" ON THE OUTSIDE OF THE ENVELOPE CONTAINING THE REQUEST.

                                        By Order of the Board of Directors


                                        ----------------------------------------
Archbold, Ohio                          Lydia A. Huber, Secretary
March 20, 2006

APPENDIX A

             PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION OF

                        FARMERS & MERCHANTS BANCORP, INC.

FOURTH. The number of shares which the Corporation is authorized to have outstanding is 6,500,000 shares all of which shall be common shares, without par value (the "Shares."). The holders of the Shares are entitled at all times, except in the election of directors where the Shares may be voted cumulatively, to one (1) vote for each Share and to such dividends as the Board of Directors (herein called the "Board") may in its discretion periodically declare. In the event of any liquidation, dissolution or winding up of the Corporation, the remaining assets of the Corporation after the payment of all debts and necessary expenses shall be distributed among the holders of the Shares pro rata in accordance with their respective Share holdings.

NINTH. Except as otherwise required by these Articles and notwithstanding any provision of law requiring any greater affirmative vote, any amendments to these Articles may be made, by the affirmative vote of the holders of 66 2/3% of the total number of shares voted with respect to such proposed amendment, including for the purposes of this Article NINTH shares voted for, against or abstain, but excluding any shares not voted, provided however, that the total number of shares voted in favor of the amendment represent at least a simple majority of the total voting power of the Corporation. In addition to the foregoing voting requirements, any amendment of these Articles that is inconsistent with, or would have the effect of altering or repealing the provisions of Article SIXTH of the Corporation's Articles of Incorporation shall require the affirmative vote of the holders of Shares that would be required to approve a transaction under the provisions of Article SIXTH.

                                      PROXY

                        FARMERS & MERCHANTS BANCORP, INC.
                                 ARCHBOLD, OHIO

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joe E. Crossgrove, Dean E. Miller and David P. Rupp, Jr., or any one or more of them, with full power of substitution, for me and in my name, place and stead, to vote all the common stock of Farmers & Merchants Bancorp, Inc. registered in the name of the undersigned as of March 7, 2006, with all powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc. to be held in the Founders Hall at Sauder Village, State Route 2, Archbold, Ohio, on Saturday, April 22, 2006, at 1:00 P.M., (local time), and at any adjournments thereof, and to vote as follows. By appointing the above named persons as proxy for me, I give them the right to vote cumulatively in the election of directors and to cast the number of votes among the nominees noted below in such proportion as they shall deem appropriate, in their sole discretion, unless I have withheld my vote for any nominee, in which case votes shall not be cast for that person. This proxy revokes all prior proxies given by the undersigned.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS
YOU CAN VOTE BY TELEPHONE OR INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Your vote is valid when made by phone or through the internet under the Ohio General Corporation Law applicable to the Company.

TO VOTE USING THE TELEPHONE (WITHIN U.S. AND CANADA)                                      TO VOTE USING THE INTERNET
o        Call toll free 1-866-598-8811 in the United States             o        Go to the following web site:
         or Canada any time on a touch tone telephone.  There is                 https://www.proxyvotenow.com/fmao
         NO CHARGE to you for the call.

o        Follow the simple instructions provided by the                 o        Enter the information requested on your computer
         recorded message.                                                       screen and follow the simple instructions.

1. INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES -- To amend the Corporation's Articles of Incorporation to increase the number of Common Shares that the Corporation is authorized to issue from 1,500,000 shares without par value to 6,500,000 shares without par value.

            FOR   [ ]             AGAINST  [ ]             ABSTAIN   [ ]

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 1.

2. CHANGE THE VOTE REQUIRED TO AMEND THE ARTICLES OF INCORPORATION -- To amend the Corporation's Articles of Incorporation to allow future amendment of the Articles of Incorporation of the Corporation, by a 66 2/3% vote of the shares voted, but not less than a Simple Majority of all of the voting power of the Corporation.

            FOR   [ ]             AGAINST  [ ]             ABSTAIN   [ ]

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

3. ELECTION OF DIRECTORS - To elect the following fourteen (14) nominees to the Board of Directors to serve until the Annual Meeting of Shareholders in 2007:

Dexter L. Benecke              Dean E. Miller               Paul S. Siebenmorgen
------------------             ------------------           --------------------

Joe E. Crossgrove              Anthony J. Rupp              Merle J. Short
------------------             ------------------           --------------------

Steven A. Everhart             David P. Rupp, Jr.           Steven J. Wyse
------------------             ------------------           --------------------

Robert G. Frey                 James C. Saneholtz           Betty K. Young
------------------             ------------------           --------------------

Jack C. Johnson                Kevin J. Sauder
------------------             ------------------


         [ ]  FOR ALL NOMINEES          [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

(TO WITHHOLD AUTHORITY TO VOTE FOR A SPECIFIC NOMINEE(S) WRITE HIS NAME(S) ON THE LINE BELOW.)

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.
--------------------------------------------------------------------------------


4. OTHER BUSINESS - To transact any other business which may properly come before the meeting or any adjournment of it.

THIS PROXY IS SOLICITED BY MANAGEMENT AND CONFERS AUTHORITY TO VOTE "FOR" THE NOMINEES NOTED ABOVE, AND "FOR" EACH OF PROPOSALS 1-3 ABOVE UNLESS OTHERWISE MARKED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" EACH OF PROPOSALS 1-3. This proxy may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

                                          DATED                   , 2006
                                               -------------------



                                          --------------------------------------
                                          Signature of Shareholder



                                          --------------------------------------
                                          Signature of Joint Shareholder, if any

(If signed in a fiduciary capacity, please give full fiduciary title. If signed by a corporation, sign the full corporate name followed by the signature of the duly authorized officer. If signed by an agent, attach the instrument authorizing the agent to execute the proxy or a photocopy thereof.)

--------------------------------------------------------------------------------
    PLEASE SIGN AND DATE THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AT
                           YOUR EARLIEST CONVENIENCE.
--------------------------------------------------------------------------------

                                      PROXY

                        FARMERS & MERCHANTS BANCORP, INC.
                                 ARCHBOLD, OHIO

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joe E. Crossgrove, Dean E. Miller and David P. Rupp, Jr., or any one or more of them, with full power of substitution, for me and in my name, place and stead, to vote all the common stock of Farmers & Merchants Bancorp, Inc. registered in the name of the undersigned as of March 7, 2006, with all powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc. to be held in the Founders Hall at Sauder Village, State Route 2, Archbold, Ohio, on Saturday, April 22, 2006, at 1:00 P.M., (local time), and at any adjournments thereof, and to vote as follows. By appointing the above named persons as proxy for me, I give them the right to vote cumulatively in the election of directors and to cast the number of votes among the nominees noted below in such proportion as they shall deem appropriate, in their sole discretion, unless I have withheld my vote for any nominee, in which case votes shall not be cast for that person. This proxy revokes all prior proxies given by the undersigned.

1. INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES -- To amend the Corporation's Articles of Incorporation to increase the number of Common Shares that the Corporation is authorized to issue from 1,500,000 shares without par value to 6,500,000 shares without par value.

            FOR   [ ]             AGAINST   [ ]          ABSTAIN   [ ]

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 1.

2. CHANGE THE VOTE REQUIRED TO AMEND THE ARTICLES OF INCORPORATION -- To amend the Corporation's Articles of Incorporation to allow future amendment of the Articles of Incorporation of the Corporation, by a 66 2/3% vote of the shares voted, but not less than a Simple Majority of all of the voting power of the Corporation.

            FOR   [ ]             AGAINST   [ ]          ABSTAIN   [ ]

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

3.. ELECTION OF DIRECTORS - To elect the following fourteen (14) nominees to the Board of Directors to serve until the Annual Meeting of Shareholders in 2007:

Dexter L. Benecke              Dean E. Miller               Paul S. Siebenmorgen
------------------             ------------------           --------------------

Joe E. Crossgrove              Anthony J. Rupp              Merle J. Short
------------------             ------------------           --------------------

Steven A. Everhart             David P. Rupp, Jr.           Steven J. Wyse
------------------             ------------------           --------------------

Robert G. Frey                 James C. Saneholtz           Betty K. Young
------------------             ------------------           --------------------

Jack C. Johnson                Kevin J. Sauder
------------------             ------------------

      [ ]  FOR ALL NOMINEES       [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

(TO WITHHOLD AUTHORITY TO VOTE FOR A SPECIFIC NOMINEE(S) WRITE HIS NAME(S) ON THE LINE BELOW.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

4. OTHER BUSINESS - To transact any other business which may properly come before the meeting or any adjournment of it.

THIS PROXY IS SOLICITED BY MANAGEMENT AND CONFERS AUTHORITY TO VOTE "FOR" THE NOMINEES NOTED ABOVE, AND "FOR" EACH OF PROPOSALS 1 AND 2 ABOVE UNLESS OTHERWISE MARKED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" EACH OF PROPOSALS 1 AND 2. This proxy may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

                                          DATED                           , 2006
                                               ---------------------------



                                          --------------------------------------
                                          Signature of Shareholder



                                          --------------------------------------
                                          Signature of Joint Shareholder, if any

(If signed in a fiduciary capacity, please give full fiduciary title. If signed by a corporation, sign the full corporate name followed by the signature of the duly authorized officer. If signed by an agent, attach the instrument authorizing the agent to execute the proxy or a photocopy thereof.)

--------------------------------------------------------------------------------
    PLEASE SIGN AND DATE THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AT
                           YOUR EARLIEST CONVENIENCE.
--------------------------------------------------------------------------------